SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  June 20, 2007
(Date of earliest event reported)
________________________________

SINOFRESH HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)
________________________________

Florida	0-49764	65-1082270
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

516 Paul Morris Drive
Englewood, Florida 34223
(Address of principal executive offices, zip code)

(941) 681-3100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 7.01.   Regulation FD Disclosure.

Signatures

Item 7.01.   Regulation FD Disclosure

SinoFresh HealthCare, Inc. has recently been notified by Walgreens, that the retailer does not intend to stock SinoFresh™ Nasal & Sinus Care in its stores for the upcoming cold and flu season.  Walgreens represented approximately 18% of the Company’s gross revenues in 2006.  It is anticipated that revenues will be adversely affected by this decision as early as the third quarter of this year.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOFRESH HEALTHCARE, INC.

Date June 20, 2007	By:	/s/ Charles A. Fust
Charles A. Fust
Chief Executive Officer